UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2016 (August 23, 2016)

OLD REPUBLIC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	001-10607 Commission File Number	36-2678171 I.R.S. Employer Identification Number

307 North Michigan Avenue, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 346-8100

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On August 23, 2016, Old Republic International Corporation (the “Company”) priced a registered underwritten public offering of 3.875% Senior Notes due 2026 in the aggregate principal amount of $550 million (the “Notes”) to be sold pursuant to an underwriting agreement that was entered into between the Company and Morgan Stanley & Co. LLC, as representative of the several underwriters named therein and dated August 23, 2016 (the “Underwriting Agreement”).

The Notes were registered pursuant to a registration statement on Form S-3 (No. 333-198703) filed on September 12, 2014 (the “Registration Statement”), a preliminary prospectus supplement dated August 23, 2016 (the “Preliminary Prospectus”), and a final prospectus supplement dated August 23, 2016 (the “Final Prospectus”), each filed with the Securities and Exchange Commission (“SEC”) by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

The Company issued the Notes under an indenture dated as of August 15, 1992 (the “Base Indenture”), as supplemented by a sixth supplemental indenture dated as of August 26, 2016 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and Wilmington Trust Company, as trustee (the “Trustee”). The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 22, 2009.  The Sixth Supplemental Indenture (including the form of Notes) is filed as Exhibit 4.1 hereto. The terms of the Indenture and the Notes issued pursuant to the Indenture are described in the sections of the Preliminary Prospectus and Final Prospectus relating to the Notes entitled “Description of Notes,” which is incorporated herein by reference. The following description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the Sixth Supplemental Indenture.

The Notes bear interest at a rate of 3.875% per annum, payable semi-annually in arrears on February 26 and August 26 of each year, beginning on February 26, 2017. The Notes will mature on August 26, 2026, unless earlier repurchased by the Company.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the securities together with any accrued and unpaid interest thereon will automatically be and become immediately due and payable.

At any time and from time to time, the Notes will be redeemable as a whole or in part, at the Company’s option, on not less than 30 nor more than 60 days’ prior written notice.  Prior to July 26, 2026 (the date that is one month prior to the maturity date of the Notes), the Notes will be redeemable at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due after the related redemption date but for such redemption (except that, if such redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued thereon to the redemption date) discounted to such redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, as defined in the Sixth Supplemental Indenture, plus 35 basis points, plus, in either case, accrued and unpaid interest up to but excluding the redemption date.  On and after July 26, 2026, the Notes will be redeemable at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest up to but excluding the redemption date.

In connection with the issuance and sale by the Company of the Notes as described above, the following exhibits are filed herewith and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report), (ii) the Sixth Supplemental Indenture and form of Notes (Exhibit 4.1 to this Current Report), and (iii) the legal opinion and consent of Locke Lord LLP related to the Notes (Exhibits 5.1 and 23.1 to this Current Report).

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(c) Exhibits

1.1                                                                               Underwriting Agreement dated August 26, 2016, between the Company and Morgan Stanley & Co. LLC.

4.1                                                                               Sixth Supplemental Indenture dated as of August 26, 2016, between the Company and Wilmington Trust Company, as trustee (including the form of Notes)

5.1                                                                               Opinion of Locke Lord LLP

23.1                                                                        Consent of Locke Lord LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION

Date: August 26, 2016
	By:	/s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President,
General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibits

1.1                                                                               Underwriting Agreement dated August 23, 2016, between the Company and Morgan Stanley & Co. LLC.

4.1                                                                               Sixth Supplemental Indenture dated as of August 26, 2016, between the Company and Wilmington Trust Company, as trustee (including the form of Notes)

5.1                                                                               Opinion of Locke Lord LLP

23.1                                                                        Consent of Locke Lord LLP (included in Exhibit 5.1)